SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549




                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  JUNE 1, 2000


                                NISOURCE INC.
   ----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)



             Indiana               1-9779              35-1719974
   ----------------------------------------------------------------------
         (State or Other      (Commission File        (IRS Employer
         Jurisdiction of          Number)          Identification No.)
          Incorporation)


   801 E. 86TH AVENUE, MERRILLVILLE, INDIANA                     46410
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code     (219) 853-5200
                                                          ---------------

   ----------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





   ITEM 5.   OTHER EVENTS.

             On June 1, 2000 and June 2, 2000, respectively, the shareholders of the Registrant and of Columbia Energy Group ("Columbia") voted to approve the merger of the Registrant and Columbia. Copies of the Registrant's press releases dated June 1, 2000 and June 2, 2000 are filed as exhibits to this report and incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

             (c)  EXHIBITS.  The following exhibit is filed herewith:

                  99.1 Press release dated June 1, 2000.

                  99.2 Press release dated June 2, 2000.





                                  SIGNATURE


             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NISOURCE INC.
                                      (Registrant)


   Dated: June 13, 2000               By:  /s/ Nina M. Rausch
                                           ------------------------------
                                           Name:  Nina M. Rausch
                                           Title: Secretary






                               EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

     99.1           Press release dated June 1, 2000

     99.2           Press release dated June 2, 2000